SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|X|    Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ss.240.14a-12

                               CUBIC ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transaction applies:

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       (3)    Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)    Proposed maximum aggregate value of transaction:

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       (5)    Total fee paid:

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|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount Previously Paid:

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       (4)    Date Filed:

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

                               CUBIC ENERGY, INC.
                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238
                                 (972) 686-0369
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER __, 2005
                             ----------------------

To the Shareholders of Cubic Energy, Inc.:

         As a shareholder of Cubic Energy, Inc., a Texas corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company (the "Meeting") to be held on December __, 2005, 10:30 a.m., at the Company's offices at 9870 Plano Road, Dallas, Texas 75238, for the following purposes:

         1. To elect five (5) members to the Company's Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified;

         2. To approve amendments to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares;

         3.       To approve our 2005 Stock Option Plan;

         4. To ratify the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006; and

         5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 31, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Only shareholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY WISHES TO OBTAIN A QUORUM AT THE MEETING SO THAT THE ABOVE-STATED BUSINESS MAY BE CONDUCTED, AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN DECEMBER __, 2005, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.


                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                             Jon S. Ross, Secretary

Dallas, Texas
December ___, 2005

                             YOUR VOTE IS IMPORTANT.
        PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN
                       THE POSTAGE PAID ENVELOPE PROVIDED.

                               CUBIC ENERGY, INC.
                                 9870 PLANO ROAD
                               DALLAS, TEXAS 75238

                              --------------------

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER __, 2005

                              --------------------

GENERAL

         This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held on December __, 2005, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), or any adjournment(s) of the Meeting.

         These  proxy  solicitation  materials  are  being  mailed  on or  about
December ___, 2005 to holders of the issued and outstanding shares (the "Shares") of the Company's common stock, par value $0.05 per share (the "Common Stock"), entitled to vote at the Meeting.

RECORD DATE

         Shareholders of record at the close of business on October 31, 2005 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 35,200,626 shares of Common
Stock. There is no other class of voting security of the Company issued or outstanding.

REVOCABILITY OF PROXIES

         Any shareholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, either by delivering a subsequently dated proxy card or by attending the Meeting, withdrawing the proxy and voting in person. Your attendance at the Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Meeting will be voted.

QUORUM REQUIRED

         The Company's Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTING AND SOLICITATION

         Pursuant to the Articles of Incorporation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company's shareholders that properly comes before the Meeting or any adjournments. Directors shall be elected by the affirmative vote of a plurality of the Shares voting in the election of directors. The affirmative vote of a majority of the issued and outstanding Common Stock is required to approve the amendment to the Articles of Incorporation. The affirmative vote of a majority of the votes cast is required to approve the other matters described herein.

         Any shareholder who is present in person or by proxy at the Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Shareholders are not entitled to cumulate their votes with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement. With respect to the election of directors, abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors. With respect to the proposal to approve the amendment to the Articles of Incorporation, abstentions and broker non-votes will have the same effect as a vote against that proposal. With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals, and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

         Shareholder approval is not required for the ratification of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006, because the Board of Directors has responsibility for selection of the Company's independent auditors. The selection is being submitted  for  ratification  with a  view  toward  soliciting  the  opinion  of shareholders, which opinion will be taken into consideration in future deliberations.

         Shares represented by valid proxies will be voted in accordance with the shareholder's instructions, or, in the absence of instructions, will be deemed to grant authority to vote:

         1. FOR the election as directors of the five (5) nominees of the Company listed under "Election of Directors";

         2.       FOR  the  approval  of  the   amendment  to  our  Articles  of
                  Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares;

         3.       FOR the approval of the 2005 Stock Option Plan; and

         4. FOR the ratification of the selection of Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006.

         The Company is unaware of any additional matters not set forth in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the shareholders, the persons named in the proxy will vote in their discretion upon such matters, unless otherwise restricted by law.

SOLICITATION OF PROXIES

         The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners.

SHAREHOLDER PROPOSALS

         The Company anticipates holding its next annual meeting of shareholders on or about December __, 2006. Proposals of shareholders intended to be presented at such annual meeting of shareholders must be received by the Company at its offices at 9870 Plano Road, Dallas, Texas 75238, not later than ________, 2006 and satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's proxy statement for that meeting. If a shareholder intends to submit a proposal from the floor of the Company's next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must provide written notice to the Company no later than ____________, 2006. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Board of Directors has fixed the number of directors at five (5). Five (5) directors are proposed to be elected at the Meeting. Directors will hold office until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the five (5) nominees of the Board of Directors, except where authority is specifically withheld by the shareholder. The five (5) nominees are presently directors of the Company. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

         The five (5) nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote for them shall be elected as directors.

NOMINEES FOR DIRECTORS

         The following table sets forth the name and age of each nominee and the period during which each has served as a director of the Company:

NAME                      AGE         POSITION WITH CUBIC         DIRECTOR SINCE
----                      ---         -------------------         --------------

Calvin Wallen III         50          President, Director              1997
Gene Howard               77          Secretary, Director              1991
Jon S. Ross               41                Director                   1998
Herbert A. Bayer          55                Director                   2003
Bob L. Clements           63                Director                   2004

         CALVIN A. WALLEN III has served as the President and Chief Executive Officer of the Company since 1997, and as Chairman of the Board of Directors since June 1999. Mr. Wallen has over 20 years of experience in the oil and gas industry working as a drilling and petroleum engineer. He was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. He assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982, Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen did his undergraduate engineering studies at Texas A&M University.

         GENE C. HOWARD is the Senior Partner of the law firm of Howard, Widdows, and Bufogle, P.C., of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap and Hinderliter corporations from 1991 to August 1992. He was also a Chairman of the Board of Philadelphia Mortgage Trust.

         JON S. ROSS has served as the Secretary since November 1998 and as a director of the Company since April 1998. Mr. Ross is a practicing attorney in Dallas, Texas specializing in the representation of over eighty corporate entities within the past fifteen years. He has served on several community and not-for-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark's School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

         HERBERT A. BAYER is the Regional Director of Sales currently working in the global information systems industry, which provides intelligent electronic maps of utility transmission and distribution systems. His work experience includes work in electronic meter reading, automatic meter reading, load research, Internet applications and customer information. His career over the last 20 years has lead him to be the top salesman for ITRON and has also involved sales management and consulting work for the utility industry. He has worked with investor-owned utilities, government-run municipalities, and electric cooperatives such as Taylor Cooperative Electric and is well known throughout the utility industry. Mr. Bayer has served as Vice President of two companies and on the Board of Directors of a third. He studied business management at Indiana State University.

         BOB L. CLEMENTS joined the Company's board in February 2004. Mr. Clements is the owner of both Leon's Texas Cuisine, the largest independent producer of corn dogs and stuffed jalapenos for the retail and food service industry and the Shoreline Restaurant Corporation, which has opened two upscale dining locations in Rockwall, Texas. He has been in the restaurant and wholesale food business for more than thirty years. Mr. Clements received his education from Rutherford Business College. He also studied three summers at Harvard Business School in the highly selective OPM Program, graduating in 1985.

         There are no family relationships among any of the directors or executive officers of the Company. See "Certain Relationships and Related Transactions" for a description of transactions between the Company and its directors, executive officers or their affiliates.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.

BOARD COMMITTEES

         The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. None of the directors who serve as members of the Audit Committee or the Compensation Committee are employees of the Company or any of its subsidiaries. The Company has no nominating committee or committee that recommends qualified candidates to the Board of Directors for nomination or election as directors. For further information on director nominations, please see "Nominations to the Board of Directors" below.

AUDIT COMMITTEE

         The Audit Committee operates under a Charter of the Audit Committee adopted by the Company's Board of Directors, a copy of which was attached to the Company's Proxy Statement in connection with its annual meeting in 2004.

         The Audit Committee's functions include:

         o        engaging    independent   auditors   and   determining   their
                  compensation;

         o making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent auditors, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

         o meeting with the Company's management and auditors to discuss internal accounting and financial controls, as well as results of operations reviews performed by the auditors;

         o determining the scope of and authorizing or approving any permitted non-audit services provided by the independent auditors and the compensation for those services; and

         o initiating and supervising any special investigation it deems necessary regarding the Company's accounting and financial policies and controls.

         The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the SEC and the Nasdaq Marketplace Rules. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Howard is the sole "audit committee financial expert" on the Audit Committee.

         Gene Howard (Chairman), Bob Clements and Herbert Bayer are the current members of the Audit Committee, and were the members of the Audit Committee during the fiscal year ended June 30, 2005.

COMPENSATION COMMITTEE

         The Compensation Committee operates under a Compensation Committee Charter adopted by the Company's Board of Directors, a copy of which is attached as Exhibit A to this Proxy Statement.

         The Compensation Committee's functions include:

         o establishing and administering the Company's compensation policies;

         o determining, or recommending to the Board, the compensation of the Company's executive officers;

         o administering grants of restricted shares of Common Stock to the Company's executive officers and directors; and

         o overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company's officers.

         Gene Howard (Chairman), Bob Clements and Herbert Bayer are the current members of the Compensation Committee.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended June 30, 2005, the Board of Directors held nine meetings in person or by written consent. The Audit Committee held three meetings during fiscal 2005, and the Compensation Committee held one meeting during fiscal 2005. Instead, all issues normally considered by the Compensation Committee were considered by the entire Board of Directors. All persons who were directors during fiscal 2005 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

         Each member of the Board of Directors is expected to attend the Meeting and each of Calvin Wallen, Jon S. Ross, Gene Howard, Herbert Bayer and Bob Clements attended the Company's last annual meeting in person or telephonically, which constituted the entire Board of Directors at that time.

NOMINATIONS TO THE BOARD OF DIRECTORS

         The Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors. The Board of Directors believes that, because of its relatively small size, it is sufficient for the independent directors to select or recommend director nominees. The Board of Directors has adopted a nominations process that provides that the Company's independent directors (as defined under the Nasdaq Marketplace Rules), acting by a majority, are authorized to recommend individuals to the Board of Directors for the Board's selection as director nominees. Under the rules promulgated by the SEC, the independent directors are, therefore, treated as a "nominating committee" for the purpose of the disclosures in this section of this Proxy Statement.

         With respect to the nominations process, the independent directors do not operate under a written charter, but under resolutions adopted by the Board of Directors.

         The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be elected by the Company's shareholders at each annual meeting. The independent directors have not established specific minimum age, education, experience or skill requirements for potential directors. The independent directors have, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. Those factors may include, without limitation, the following:

         o an individual's business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

         o the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

         o regarding any individual who has served as a director of the Company, his past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and his overall contributions to the Board and the Company.

         The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company's current directors and management as well as input from third parties, including executive search firms retained by the Board. The independent directors will obtain background information about candidates, which may include information from directors' and officers' questionnaires and background and reference checks, and will then interview qualified candidates. The Company's other directors will also have an opportunity to meet and interview qualified candidates. The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board.

         The independent directors will consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors in care of the Company's Board of Directors through a written notice as described under "Communications with Directors" below. To be considered by the independent directors, a shareholder nomination (1) must be submitted by July ___, 2006, (2) must contain a statement by the shareholder that such shareholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such shareholder will continue to hold at least that number of shares through the date of the annual meeting of shareholders, and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company's shareholders will be evaluated in the same manner as any other nominee for director.

CODE OF BUSINESS CONDUCT AND ETHICS

         The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Code of Business Conduct and Ethics is attached as Exhibit B to this Proxy Statement.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company's Secretary, Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75238. The Board of Directors has delegated responsibility for initial review of shareholder communications to the Company's Secretary. In accordance with the Board's instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints by users with respect to ordinary course of business customer service and satisfaction issues or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board's next regularly scheduled meeting.

COMPENSATION OF DIRECTORS

         The members of the Board of Directors receive annual compensation of 16,000 restricted shares of Common Stock in connection with their service and are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors. Members of the Audit Committee receive annual compensation of 10,000 restricted shares of Common Stock, and members of the Compensation Committee are to receive compensation going forward of 3,000 restricted shares of Common Stock.

EXECUTIVE OFFICERS OF THE COMPANY

         The current executive officers of the Company are as follows:

NAME                              AGE        POSITION
----                              ---        --------
Calvin Wallen III                 50         President, Director
Jon Stuart Ross                   41         Secretary, Director
James L. Busby                    45         Chief Financial Officer

         JAMES L. BUSBY was appointed the Chief Financial Officer of the Company effective August 15, 2005. Mr. Busby joins the Company from Aviva Petroleum Inc. where he served as the chief financial officer from February 2000 to August 2005. Mr. Busby also served as Aviva's treasurer from May 1994 through August 2005 and secretary from June 1996 through August 2005. Mr. Busby originally joined Aviva in November 1993 as its controller. Prior to joining Aviva, Mr. Busby spent more than 10 years with the public accounting firm KPMG, serving in several capacities including senior audit manager. Mr. Busby graduated from the University of Texas at Dallas with a Bachelor of Science degree in accounting in May 1984.

Information concerning the business experience of Mr. Wallen and Mr. Ross is provided under the caption "Nominees for Directors" above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number of shares of Common Stock beneficially owned, as of October 31, 2005, by (i) each person known to the Company to own beneficially more than 5% of the Common Stock, (ii) each of the nominees for director, (iii) each executive officer named in the Summary Compensation Table (the "Named Officers") and (iv) all nominees, Named Officers and other executive officers as a group. Unless otherwise indicated, the number of shares and percentage of ownership of Common Stock for each of the shareholders set forth below assumes that shares of Common Stock that the shareholder may acquire within sixty days of the Record Date are outstanding.



                                                NUMBER            APPROXIMATE
NAME AND ADDRESS                              OF SHARES         PERCENT OF CLASS
----------------                              ---------         ----------------

Calvin A. Wallen, III                        9,605,712(1)           27.3%
9870 Plano Rd.
Dallas, TX 75238

William Bruggeman                           10,307,303(2)           29.2%
20 Anemone Circle
North Oaks, MN 55127

Gene Howard                                    408,245(3)           1.2%
2402 East 29th St.
Tulsa, OK 74114

Jon S. Ross                                       147,500           0.4%
9870 Plano Rd.
Dallas, TX 75238

Herbert Bayer                                  194,287(4)           0.5%
9870 Plano Rd.
Dallas, TX 75238

Robert L. Clements                                302,000           0.9%
9870 Plano Rd.
Dallas, TX 75238

All officers and directors
 as a group (6 persons):                       10,743,744           30.5%
---------------------------------

(1) Includes 240,000 shares held in equal amounts by each of Mr. Wallen's two children of minority; 500,000 shares held by his spouse; and 1,641,216 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen.

(2) Includes 834,000 shares held by Diversified Dynamics Corp., a company controlled by William Bruggeman, includes 120,000 shares owned by Consumer Products Corp. in which Mr. Bruggeman's wife, Ruth, is a joint owner, and includes 8,913,303 shares held jointly by William Bruggeman & Ruth Bruggeman JTWROS.

(3) Includes 322,245 shares are held by Mr. Howard's wife, Belva, of which Mr. Howard claims no beneficial ownership.

(4)  Includes 132,287 held JTMROS with his spouse.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC").
Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their fiscal 2005 transactions in the Common
Stock and their Common Stock holdings and (ii) the written representation received from one or more of such persons that no annual Form 5 reports were required to be filed by them for fiscal 2005, the Company believes that all reporting requirements under Section 16(a) for such year were met in a timely manner by its executive officers, directors and greater than 10% shareholders at all times during fiscal 2005.

COMPENSATION OF EXECUTIVE OFFICERS

         The total compensation for the three fiscal years ended June 30, 2005, for Calvin A. Wallen III, the Company's current Chief Executive Officer, and Jon
S. Ross, the Company's  current  Secretary,  is set forth below in the following
Summary Compensation Table. The cash compensation for such officers did not commence until January 1, 2005. No other person received cash compensation in excess of $100,000 during the fiscal year ended June 30, 2005. The cash compensation for such officers did not commence until January 1, 2005.

                           Summary Compensation Table

      Name & Position            Fiscal Year     Annual Salary        Restricted Stock Awards
      ---------------            -----------     -------------        -----------------------
Calvin Wallen III, Director,        2005            $78,000        30,000 shares of Common Stock
President, CEO                      2004               0                         0
                                    2003               0                         0


Jon S. Ross, Secretary              2005            $60,000        15,000 shares of Common Stock
                                    2004               0                         0
                                    2003               0                         0


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc., an affiliate of Calvin Wallen III, whereby the Company pays a pro rata share of the costs, at cost, of the expenses and personnel used by the Company. A copy of the agreement containing this arrangement was filed with the March 31, 2002 Form 10-QSB.

         Effective October 1, 2004, the Company purchased a 25% working interest in eight sections in Desoto Parish, Louisiana; a 25% working interest in the Moseley 25-1 Well and the Moseley 26-1 Well in Desoto Parish, Louisiana, and a 25% working interest in the production and gathering system to service the above-mentioned two wells and eight sections, all from Tauren Exploration, Inc., an affiliate of Calvin Wallen III. A copy of related agreements were filed in a Form 8-K on October 12, 2004.


                                  PROPOSAL TWO
               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

         The Company's Articles of Incorporation currently provide that the Company is authorized to issue 50,000,000 shares of Common Stock, $0.05 par value per share, and 10,000,000 shares of Preferred Stock, $0.01 par value per share. On June 7, 2005, the Board of Directors adopted resolutions authorizing amendments to our Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000 shares, subject to approval by the shareholders of the Company at the Annual Meeting. The purpose of the amendments is to allow the Board of Directors the ability to issue additional shares of Common Stock on such terms as it determines from time to time.

         The terms of the additional authorized shares of Common Stock will be the same as those that apply to the currently authorized shares of Common Stock. Adoption of the amendment and any future issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The proposed amendment would also give the Board the authority to issue additional shares of Common Stock without requiring future shareholder approval of such issuances except as may be required by applicable law. The Company has not entered into any definitive agreement with respect to the issuance of the additional authorized shares of Common Stock.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares (within the limits imposed by applicable law) could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company.

         Shareholders  of the  Company  do not now  have  preemptive  rights  to subscribe for or purchase additional shares of Common Stock, and the shareholders will have no preemptive rights to subscribe for or purchase any of the authorized shares of Common Stock that will be available for issuance as a result of the increase in the number of authorized shares of Common Stock.

         Effects of Amendments

         As of October 31, 2005, 35,200,626 shares of Common Stock were issued and outstanding, 6,888,218 shares of Common Stock were reserved for issuance in connection with the debentures issued in October 2004 and 3,750,000 shares of Common Stock will be reserved for issuance upon approval of the 2005 Stock Option Plan. Upon approval of this proposal, the increase in authorized shares of Common Stock would increase the number of shares of Common Stock available for issuance from 4,161,156 to 54,161,156 shares.

         The full text of the amendment is attached to this proxy statement as Exhibit C.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENTS TO THE ARTICLES OF INCORPORATION.

                                 PROPOSAL THREE
                     APPROVAL OF THE 2005 STOCK OPTION PLAN

DESCRIPTION OF OUR 2005 STOCK OPTION PLAN

         The number of shares subject to the plan is 3,750,000 shares of Common Stock, of which, as of October 31, 2005, 581,500 shares have been awarded as bonus stock under the plan with 3,168,500 shares remaining for future grants and awards.

         The plan's purposes are to:

         o        attract and retain the best available personnel;

         o provide additional incentives to employees, directors and consultants;

         o        increase the plan participants' interest in our welfare; and

         o        promote the success of our business.

         Our Board of Directors believes that the plan is structured to accomplish these purposes. Accordingly, on March 30, 2005, our Board of Directors approved the plan and the submission of the plan to shareholders for their ratification and approval at our annual meeting.

         On March 30, 2005, the Compensation Committee for the Company voted and authorized, and then the Board Of Directors conditionally approved, all subject to shareholder approval the following grants: (i) 150,000 un-registered shares to Mr. Wallen, (ii) 100,000 un-registered shares to Mr. Ross, (iii) 70,000 un-registered shares to Rick Sepulvado, (iv) 30,000 un-registered shares to Lindsey Tate Renteria, (v) grants of 25,000 un-registered shares for yearly director service, (vi) grants of 8,000 un-registered shares for service on the Compensation Committee, and (vii) grants of 14,000 un-registered shares for service on the Audit Committee, with the chairman to receive grants of 20,000 un-registered shares.

         The following summary of the plan is qualified by reference to the full text which is attached as Exhibit D to this proxy statement.

         General Provisions

         Our Board of Directors administers the plan with respect to awards to our directors and to our officers. The Compensation Committee of our Board of Directors also administers the plan with respect to awards to our officers, as well as with respect to awards to our other employees and consultants. In the future, the Board or other committees may be allocated some or all of the Compensation Committee's duties. Our Compensation Committee consists solely of two or more outside directors and non-employee directors in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. The Committee is authorized to:

         o        interpret the plan and all awards;

         o establish and amend rules and regulations for the plan's operation;

         o        select recipients of awards;

         o determine the form, amount and other terms and conditions of awards;

         o        modify or waive restrictions on awards; and

         o        amend awards.

         Our officers and other employees, directors and consultants, in addition to those of our affiliates, are eligible to be selected to participate in the plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest. Except with respect to awards to our officers and directors, our Compensation Committee has the sole discretion to select participants from among the eligible persons. It is estimated that the total number of persons who are eligible to receive awards under the plan at present would not exceed ten.

         The aggregate number of shares of Common Stock which may be issued under the plan with respect to awards may not exceed 3,750,000, of which 581,500 shares have been awarded as bonus stock under the plan and 3,168,500 shares remain available for future grants of awards. That limit is subject to adjustment for certain transactions affecting the Common Stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the plan. Any and all shares available under the plan may be granted to any employee, director or consultant during the term of the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares.

         Types of Awards

         The plan provides for the grant of:

         o        stock   options,   including   incentive   stock  options  and
                  non-qualified stock options; and

         o        bonus stock awards.

         Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. Our Compensation Committee may grant awards individually, in combination, or in tandem.

         General Award Provisions

         All awards will be evidenced by award agreements, as determined by our Compensation Committee. The award will be effective on the date of grant unless the Committee specifies otherwise.

         Unless determined otherwise by our Compensation Committee, the exercise or measurement price will be at least equal to the fair market value of our Common Stock. The fair market value generally is determined to be the last reported trade price quoted on the Over-the- Counter Bulletin Board on the date of the grant of the award (or if no such trade is reported on that day, on the last market day prior to the day of determination).

         Awards are exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the individual award agreements. Options will normally terminate on the earlier of (i) 5 to 10 years from the date of grant, (ii) one year after termination of employment or service for a reason other than death or disability, (iii) one year after death, or (iv) one year after disability. The terms of an individual award agreement may provide for extended periods upon termination of employment or service and may provide for automatic termination of the award upon termination of employment or service for cause.

         Awards are non-transferable except by disposition on death or, except for incentive stock options, to certain family members, trusts and other family entities as our Compensation Committee may approve. The Committee may authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

         Awards are paid in shares of our Common Stock.

         A participant's breach of the terms of the plan or the award agreement will result in a forfeiture of the award.

         Options

         Options granted under the plan may be:

         o incentive stock options, as defined in the Internal Revenue Code, as amended; or

         o        non-qualified   stock  options,   which  do  not  qualify  for
                  treatment as incentive stock options.

         Our Compensation Committee selects the recipients of options and sets the terms of the options, including:

         o        the number of shares for which an option is granted;

         o        the exercise price for the option;

         o        the term of the option; and

         o        the time(s) when the option can be exercised.

         Our Compensation Committee determines how an option may be exercised, whether by a payment of the exercise price in cash or by tendering shares which either (i) have been owned by the participant for more than six months and have been "paid for" within the meaning of Rule 144 under the Securities Exchange Act, or (ii) were obtained by the participant in the public market. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

         An option agreement or our Compensation Committee's procedures may set forth conditions respecting the exercise of an option.

         Bonus Stock

         Our Compensation Committee will have discretion to make grants of bonus stock. A bonus stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant, shares of our Common Stock subject to such forfeiture and transfer restrictions and conditions as the Committee may determine at the time of the grant. If bonus stock is granted subject to both forfeiture and transfer restrictions, it is referred to as restricted stock. The recipient may have all the rights of a shareholder with respect to the bonus stock. These rights include voting and dividend rights, and they are effective as soon as:

         o bonus stock is granted (or upon payment of the purchase price for bonus stock if a purchase price is required); and

         o        issuance of the bonus stock is recorded by our transfer agent.

         A grant of bonus stock may be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as our Compensation Committee may impose at the time of grant.

         Any bonus shares that are subject to both forfeiture and transfer restrictions at the time of grant cease to be restricted stock and will be deemed "vested" after the lapse of either the forfeiture or the transfer restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

         If a participant's employment or service is terminated for any reason prior to shares of restricted stock becoming vested, the unvested shares will be forfeited and the participant will receive payment of the original purchase price, if any.

         Provisions Relating to a Change in Control, Death or Disability

         The plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

         o any person acquires beneficial ownership of 50% or more of the voting power of our outstanding securities;

         o as a result of, or in connection with, a tender or exchange offer, merger or other business combination, the persons who were our directors before that transaction do not constitute a majority of the board of directors of the transaction;

         o we merge or consolidate with another corporation, after which less than 75% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former shareholders;

         o a tender or exchange offer results in the acquisition of 50% or more of the voting power of our outstanding securities; or

         o we transfer substantially all of our assets to another corporation.

         Upon the occurrence of a change in control, our Board of Directors will negotiate for the surviving entity or other purchaser involved to assume all of our obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital stock of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise. If the surviving entity or purchaser does not agree to assume or convert all outstanding options, the participants will be notified and given up to 20 days to exercise after which the plan and all unexercised options will terminate.

         Upon the occurrence of a participant's death or disability, an agreement may provide that the outstanding award will immediately vest or become exercisable or payable.

         Other Modifications

         In the event of specified changes in our capital structure, our Compensation Committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards) and the number, exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the plan.

         Federal Income Tax Consequences

         The Internal Revenue Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified stock option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant's hands, although there will be no tax consequences for us.

         The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the employee. In addition, if the employee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the employee's hands.

         The statutory holding period lasts until the later of:

         o        two years from the date the option is granted; and

         o one year from the date the Common Stock is transferred to the employee pursuant to the exercise of the option.

         If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the employee is the lesser of:

         o the fair market value of the Common Stock on the date of exercise minus the option price; and

         o        the amount realized on disposition minus the option price.

         Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee's hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

         An award of bonus stock that is not subject to both forfeiture and transfer restrictions results in taxable income to the participant in an amount equal to the excess of the fair market value of the bonus shares on the date of grant over the amount paid, if any, for those shares. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are either no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a
Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the participant's ordinary income as compensation at the time of receipt.

         As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

         Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by shareholders. We have structured and intend to implement the plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking shareholder approval of the plan.

         The exercisability of an option or the lapse of transfer and forfeiture restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

New Plan Benefits

         The following table lists the number of shares of common stock that the listed individuals have been issued (subject to shareholder approval) pursuant to the plan. Additional grants and awards under the plan, which may be made to Company executive officers, directors and other employees, are not presently determinable, as such grants and awards will be made at the discretion of the Compensation Committee.


                             2005 STOCK OPTION PLAN

                                                             Number of Shares of
         Name and Position               Dollar Value (1)        Common Stock
         -----------------               ----------------        ------------

Calvin A. Wallen, III, President and        $112,500               150,000
Chief Executive Officer

Jon S. Ross, Secretary                       $75,000               100,000

James L. Busby, Chief Financial              $28,125                37,500
Officer

Executive Group                             $215,625               287,500

Non-Executive Director Group                $129,000               172,000 (2)

Non-Executive Officer                        $75,000               100,000
Employee Group

TOTAL                                       $419,625               559,500


(1) Based on a price of $.75 per share, the last sales price of the common stock on November 25, 2005.
(2) On March 30, 2005, the Compensation Committee voted and authorized, and then the Board Of Directors conditionally approved, subject to shareholder approval, the following grants for director service: (i) 25,000 un-registered shares to each director for yearly director service, (ii) 8,000 un-registered shares for each director serving on the Compensation Committee, and (iii)14,000 un-registered shares for each director serving on the Audit Committee, with the chairman of the Audit Committee to receive 20,000 un-registered shares.

RECOMMENDATION

         Not all of the important information about the plan is contained in the foregoing summary. The full text of the plan is attached to this proxy statement as Exhibit D.

         This proposal will be approved if there is a favorable vote of holders of a majority of our outstanding shares of Common Stock present at the annual meeting, in person or by proxy.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE OUR 2005 STOCK OPTION PLAN.

                                  PROPOSAL FOUR
                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         Philip Vogel & Co., PC, independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 2005, and has reported on the Company's financial statements. The Board of Directors has selected Philip Vogel & Co., PC, as the Company's independent auditors for the fiscal year ending June 30, 2006, and recommends that the shareholders ratify this selection. The Board of Directors has been advised that Philip Vogel & Co., PC, has no relationship with the Company or its subsidiaries.

         Representatives from Philip Vogel & Co., PC, are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         While shareholder ratification is not required for selection of Philip Vogel & Co., PC, because the Board of Directors has the responsibility for selection of the Company's independent auditors, the selection is being submitted for ratification at the Meeting with a view toward soliciting the shareholders' opinion thereon, which opinion will be taken into consideration in future deliberations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., PC, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

PRINCIPAL ACCOUNTING FEES AND SERVICES

         The Board of Directors selected Philip Vogel & Co., PC ("Philip Vogel"), to serve as independent auditors of the Company for the year ended June 30, 2005. Philip Vogel has served as the Company's independent auditors since 1999 and is considered by management of the Company to be well qualified. Philip Vogel has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

         The following is a summary of the fees billed to the Company by Philip Vogel for professional services rendered for the fiscal years ended June 30, 2005 and June 30, 2004:



                                      Year Ended June 30,
                                      -------------------
                                         2005      2004
                                      --------   --------

                 Audit Fees           $ 16,000   $ 16,000
                 Audit Related Fees     11,350      6,100
                 Tax Fees                3,550      2,800
                 All other fees          2,400      1,750
                                      --------   --------
                 Total                $ 33,300   $ 26,650
                                      ========   ========

         Audit-related fees are primarily for services in connection with the audit of the Company's financial statements. All other fees were in connection with services relating to filings of registration statements. Tax fees include fees for services provided in connection with year end tax preparation and planning.

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants' independence and has determined that such services are compatible with maintaining accountants' independence. The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors. However, all of the services rendered to the Company by Philip Vogel were pre-approved by the Audit Committee.

         In discharging its oversight responsibilities regarding the audit process, the Audit Committee (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and (iii) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.



                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC's website http://www.sec.gov.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE SECRETARY OF CUBIC ENERGY, INC., 9870 PLANO ROAD, DALLAS, TEXAS 75238. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF OCTOBER 31, 2005, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

                                  OTHER MATTERS

         The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

         It is important that your shares be represented at the Meeting, regardless of the number of shares you hold and whether you intend to attend the Meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.


BY ORDER OF THE BOARD OF DIRECTORS OF
CUBIC ENERGY, INC.



CALVIN A. WALLEN III
President

Dallas, Texas
December ___, 2005

                               CUBIC ENERGY, INC.
                                   PROXY CARD
          FOR ANNUAL MEETING OF THE SHAREHOLDERS OF CUBIC ENERGY, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints CALVIN A. WALLEN III and JON S. ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of the Shareholders of the Company to be held at the Company's offices at 9870 Plano Road, Dallas, Texas 75238, on December __, 2005, at 10:30 a.m., and at any adjournments thereof.

         This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

         Please mark your votes as in this example using dark ink only.  [X]

         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                                 FOR          WITHHOLD AUTHORITY
         1.     Election of directors:           [ ]                 [ ]
                Calvin A. Wallen III             [ ]                 [ ]
                Gene C. Howard                   [ ]                 [ ]
                Herbert A. Bayer                 [ ]                 [ ]
                Bob L. Clements                  [ ]                 [ ]
                Jon S. Ross                      [ ]                 [ ]


         2. Approval of amendments to our Articles of Incorporation to increase the authorized shares of Common Stock from 50,000,000 to 100,000,000 shares.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]

         3. Approval of our 2005 Stock Option Plan.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]


         4. Ratification of Philip Vogel & Co., PC, as independent accountants for fiscal year ending June 30, 2006.

                   FOR                   AGAINST             ABSTAIN

                   [ ]                     [ ]                 [ ]

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY (in no event later than December __,
2005). Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Meeting. No postage is required. You may nevertheless vote in person if you do attend.


Signature:______________________________   Title:_______________________________

Signature, if held jointly:_________________________   Dated: ____________, 2005

Please Print Name:______________________________________________________________